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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  FEBRUARY 3, 1999



                              NEW PLAN REALTY TRUST
             (Exact name of registrant as specified in its charter)

           MASSACHUSETTS                             1-08459                        13-1995781
    (State or other jurisdiction                   (Commission                     (IRS Employer
 of incorporation or organization)                 File Number)                Identification Number)



  1120 AVENUE OF THE AMERICAS, 12TH FLOOR
             NEW YORK, NEW YORK                                                        10036
  (Address of principal executive offices)                                           (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 869-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                              NEW PLAN REALTY TRUST

ITEM 5.  OTHER EVENTS

         On February 3, 1999, the Company entered into a Distribution Agreement with New Plan Excel Realty Trust, Inc., of which the Company is a wholly owned subsidiary, Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Prudential Securities Incorporated, as agents, in connection with the establishment of a medium-term notes program pursuant to which New Plan Excel Realty Trust, Inc. may issue and sell up to $500,000,000 of its debt securities entitled "Medium-Term Notes Due Nine Months or More from Date of Issue." As described in the Distribution Agreement, the Company will provide an unconditional guarantee as to payment of principal, premium, if any, and interest of any debt securities issued by New Plan Excel Realty Trust, Inc. pursuant to the Distribution Agreement. The closing related to the consummation of the Distribution Agreement is expected to occur on February 3, 1999. A copy of the Distribution Agreement is filed as an exhibit to this report.

ITEM 7.  EXHIBITS

         The Exhibits listed below relate to the Registration Statement on Form S-3 (No. 333-67511) of the New Plan Excel Realty Trust, Inc. and the Company and are filed herewith for incorporation by reference in such Registration Statement.

  1.1 Distribution Agreement, dated as of February 3, 1999, by and among New Plan Excel Realty Trust, Inc., New Plan Realty Trust and Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Incorporated and Prudential Securities Incorporated (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on even date herewith by New Plan Excel Realty Trust, Inc.)

  4.1 Indenture, dated as of February 3, 1999, by and among New Plan Excel Realty Trust, Inc., New Plan Realty Trust and State Street Bank and Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on even date herewith by New Plan Excel Realty Trust, Inc.)

  5.1 Opinion of Goodwin, Procter & Hoar LLP regarding legality of the guarantee related to the Distribution Agreement


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  23.1   Consent of Goodwin, Procter & Hoar LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEW PLAN REALTY TRUST


Date:  February 3, 1999              By: /s/  STEVEN F. SIEGEL
                                        -------------------------------
                                        Steven F. Siegel
                                        Senior Vice President, General Counsel
                                         and Assistant Secretary









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                                  EXHIBIT INDEX



Exhibit                             Document
-------                             --------

  1.1 Distribution Agreement, dated as of February 3, 1999, by and among New Plan Excel Realty Trust, Inc., New Plan Realty Trust and Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Incorporated and Prudential Securities Incorporated (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on even date herewith by New Plan Excel Realty Trust, Inc.)

  4.1 Indenture, dated as of February 3, 1999, by and among New Plan Excel Realty Trust, Inc., New Plan Realty Trust and State Street Bank and Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on even date herewith by New Plan Excel Realty Trust, Inc.)

  5.1 Opinion of Goodwin, Procter & Hoar LLP regarding legality of the guarantee related to the Distribution Agreement

  23.1 Consent of Goodwin, Procter & Hoar LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)